Exhibit 99.1

FOR IMMEDIATE RELEASE                                             APRIL 22, 2004


            Castelle Reports Financial Results for First Quarter 2004

Sales for the first quarter build on a strong 2003, improving 2.3% year-over-year

MORGAN HILL, CA - April 22, 2004 - Castelle (Nasdaq: CSTL), a leading provider of fax solutions for Fortune 1000 companies and small to medium-sized businesses, today announced financial results for the Company's first quarter, ended March 31, 2004.

The Company reported that sales for the first quarter of 2004 totaled $2.56 million, up 2.3% from $2.50 million reported in the first quarter of 2003.
Income before income taxes for the first quarter of 2004 was $245,000, comparable to the year-ago quarter. Net income for the first quarter, which included a tax provision of $98,000, was $147,000, or $0.03 per fully diluted share. This is down from $243,000, or $0.06 per fully diluted share, in the first quarter of 2003, which did not include a comparable income tax expense as discussed further below.

Consistent Pro Forma Operating Results
In the fourth quarter of 2003, Castelle began including both GAAP and pro forma income statements. The latter uses certain non-GAAP measures to help clarify the overall understanding of the Company's current operational performance and its prospects for the future, as well as to provide a more consistent basis for comparison between quarters.

Pro forma adjustments for the first quarter of 2003 made operating comparisons nearly even. For the first quarter of 2004, net income was $147,000 compared to a pro forma net income of $145,000 for the year-ago quarter. Under pro forma accounting, the fully diluted net income per share declined to $0.03 in the first quarter of 2004 from $0.04 in the first quarter of 2003.

"Our first quarter results show a continuation of strong sales in 2003, which were the highest since 2000," said Scott C. McDonald, President and CEO of Castelle. "By building on new products and marketing initiatives over the past two years, we are beginning to realize the impact of FaxPress Premier(TM), our new generation of network fax servers for the enterprise market. The income before taxes shows our operating performance to be steadily profitable." Mr.
McDonald noted that the Company has now had 11 consecutive quarters of profitability.

Balance-Sheet Strength
Castelle reported that cash and cash equivalents on March 31, 2004 equaled $4.37 million as compared to $4.61 million on December 31, 2003. Castelle remains virtually debt-free as of March 31, 2004.

Use of Pro Forma Operating Results
Prior to the fourth quarter of 2003, Castelle had not reported significant income tax expenses because it had utilized available Net Operating Loss (NOL) and tax credit carry-forwards in the determination of its GAAP operating results. For financial reporting purposes, these NOLs were fully reserved by a valuation allowance due to uncertainty surrounding the likelihood of their realization. Due to the Company's continued profitability and a determination that it is likely that certain future tax benefits will be realized as required by GAAP, a portion of the deferred tax assets were recognized in the fourth quarter of 2003. Beginning with the first quarter of 2004, the Company is providing for income taxes at an effective tax rate of 40%. However, it had $12.9 million of NOLs available as of December 31, 2003 to offset future taxable income, and it does not expect to utilize significant amounts of cash for income tax payments until these NOLs have been utilized.

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The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three months ended March 31, 2003, is set forth at the end of this press release.

About Castelle
Castelle, a market leader in fax solutions for small to medium-sized workgroups, develops office automation systems that allow organizations to easily implement faxing and printing over local area networks and the Internet. Castelle's network fax servers, FaxPress and FaxPress Premier, provide a simple way to integrate fax with email, desktop and back-end applications. Castelle products are designed to be easy to use and maintain, and provide an economical way for companies to share resources over the network. Castelle was founded in 1987 and is headquartered in Morgan Hill, California. Its products are available through a worldwide network of distributors, resellers, online retailers, and the Castelle Online Store. Visit Castelle online at www.castelle.com.

If you would like to be added to Castelle's investor email list, please contact
Karin Smith at ksmith@castelle.com.

FaxPress Premier(TM) and FaxPress(TM) are trademarks of Castelle.

Forward-Looking Statements
This press release contains forward-looking statements. These statements are subject to risks and uncertainties, including but not limited to the impact on our results from fluctuations in demand for our products, introduction of new products by our competitors, the timely development, acceptance and pricing of new products, the effectiveness of our cost control and productivity improvement procedures and general economic conditions as they affect the Company's customers. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements as contained in our reports to the Securities and Exchange Commission, including our Forms 10-K and 10-Q. The Company assumes no obligation to update the forward-looking information.


Contact information:


Scott McDonald
President & Chief Executive Officer
Tel. (408) 852-8000
Fax (408) 852-8100

Karin Smith
Senior Marketing Manager
Tel. (408) 852-8034
Fax (408) 852-8134
ksmith@castelle.com


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                                    CASTELLE
                 Condensed Consolidated Statements of Operations
              (in thousands, except percentages and per share data)
                                   (unaudited)

                                                     Three months ended
                                           March 31, 2004           March 31, 2003
                                         -------------------     --------------------

Net sales                                         $   2,558                $   2,500
Cost of sales                                           639                      697
                                         -------------------     --------------------
         Gross profit                                 1,919                    1,803

Operating expenses:
     Research and development                           414                      355
     Sales and marketing                                794                      735
     General and administrative                         465                      457
                                         -------------------     --------------------
         Total operating expenses                     1,673                    1,547

         Operating income                               246                      256

Interest and other expenses, net                         (1)                     (11)
                                         -------------------     --------------------
         Income before income taxes                     245                      245

Provision for income taxes                               98                        2
                                         -------------------     --------------------
         Net income                                $     147               $     243
                                         ===================     ====================


Net income per common share:
         Basic                                     $   0.04                $    0.08
                                         ===================     ====================
         Diluted                                   $   0.03                $    0.06
                                         ===================     ====================

Shares used in per share calculation:
         Basic                                        3,499                    3,200
                                         ===================     ====================
         Diluted                                      4,450                    3,828
                                         ===================     ====================
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As a percentage of net sales:
Net sales                                            100.0%                   100.0%
Cost of sales                                         25.0%                    27.9%
                                         -------------------     --------------------
         Gross profit                                 75.0%                    72.1%

Operating expenses:
     Research and development                         16.2%                    14.2%
     Sales and marketing                              31.0%                    29.4%
     General and administrative                       18.2%                    18.3%
                                         -------------------     --------------------
         Total operating expenses                     65.4%                    61.9%

         Operating Income                              9.6%                    10.2%

Interest and other expenses, net                        - %                    (0.4%)
                                         -------------------     --------------------
         Income before income taxes                    9.6%                     9.8%

Provision for income taxes                             3.9%                     0.1%
                                         -------------------     --------------------
         Net income                                    5.7%                     9.7%
                                         ===================     ====================


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                                    CASTELLE
            Pro Forma Condensed Consolidated Statements of Operations
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)
                                   (unaudited)

                                                       Three months ended
                                             March 31, 2004           March 31, 2003
                                           -------------------     --------------------

Net sales                                           $   2,558                 $  2,500
Cost of sales                                             639                      697
                                           -------------------     --------------------
         Gross profit                                   1,919                    1,803

Operating expenses:
     Research and development                             414                      355
     Sales and marketing                                  794                      735
     General and administrative                           465                      457
                                           -------------------     --------------------
         Total operating expenses                       1,673                    1,547

         Operating income                                 246                      256

Interest and other expenses, net                           (1)                     (11)
                                           -------------------     --------------------
         Income before income taxes                        245                     245

Provision for income taxes                                 98                      100
                                           -------------------     --------------------
         Net income                                 $     147                 $    145
                                           ===================     ====================


Net income per share:
         Basic                                        $   0.04                $   0.05
                                           ===================     ====================
         Diluted                                      $   0.03                $   0.04
                                           ===================     ====================

Shares used in per share calculation:
         Basic                                          3,499                    3,200
                                           ===================     ====================
         Diluted                                        4,450                    3,828
                                           ===================     ====================


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                                    CASTELLE
                        GAAP to Pro Forma Reconciliation
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)

                                                              Three months ended
                                                                March 31, 2003
                                          ------------------------------------------------------------
                                                         GAAP            Included           Pro forma

Net sales                                            $  2,500                  -             $  2,500
Cost of sales                                             697                  -                  697
                                         -------------------------------------------------------------
   Gross profit                                         1,803                  -                1,803

Operating expenses:
   Research and development                               355                  -                  355
   Sales and marketing                                    735                  -                  735
   General and administrative                             457                  -                  457
                                         -------------------------------------------------------------
     Total operating expenses                           1,547                  -                1,547

     Operating income                                     256                  -                  256

Interest and other expenses, net                          (11)                 -                  (11)
                                         -------------------------------------------------------------
     Income before income taxes                           245                  -                  245

Provision for income taxes                                  2             $   98                  100
                                         -------------------------------------------------------------
     Net income                                       $   243             $  (98)             $   145
                                         =============================================================


Net income per common share:
     Basic                                           $   0.08            $ (0.03)             $  0.05
                                         =============================================================
     Diluted                                         $   0.06            $ (0.02)             $  0.04
                                         =============================================================

Shares used in per share calculation:
     Basic                                              3,200               3,200               3,200
                                         =============================================================
     Diluted                                            3,828               3,828               3,828
                                         =============================================================



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                                    CASTELLE
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                          March 31, 2004            December 31, 2003
                                                      ------------------------   -------------------------
   Assets

      Current assets:
        Cash and cash equivalents                                   $   4,368                    $  4,614
        Accounts receivable, net                                        1,252                         873
        Inventories                                                     1,217                       1,177
        Prepaid and other current assets                                  243                         134
        Deferred taxes                                                    282                         380
                                                      ------------------------   -------------------------
          Total current assets                                          7,362                       7,178

        Property and equipment, net                                       329                         376
        Other assets                                                      103                         103
        Deferred taxes                                                    146                         146
                                                      ------------------------   -------------------------

          Total assets                                               $  7,940                    $  7,803
                                                      ========================   =========================


   Liabilities and shareholders' equity

      Current liabilities:
        Current portion of long-term debt                            $     14                    $     16
        Accounts payable                                                  286                         314
        Accrued liabilities                                             1,612                       1,759
        Deferred revenue                                                  957                         909
                                                      ------------------------   -------------------------
          Total current liabilities                                     2,869                       2,998

      Long-term debt, net of current portion                               25                          29
                                                      ------------------------   -------------------------
          Total liabilities                                             2,894                       3,027

      Shareholders' equity                                              5,046                       4,776
                                                      ------------------------   -------------------------

          Total liabilities and shareholders' equity                 $  7,940                    $  7,803
                                                      ========================   =========================

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